                                EXHIBIT 4.10

                        CERTIFICATE NO. *SPECIMEN*

FOR _______________________________________________________________________
___________________________________________________________________________
                                SHARES OF
                              PREFERRED STOCK

Issued to: ________________________________________________________________
___________________________________________________________________________
Date:  ____________________________________________________________________

                          FROM WHOM TRANSFERRED:
___________________________________________________________________________
Dated:_____________________________________________________________________
No. Original Certificate: _________________________________________________
No. Original Shares: ______________________________________________________
No. of Shares Transferred: ________________________________________________

RECEIVED CERTIFICATE NO.: _________________________________________________
FOR _______ SHARES OF PREFERRED STOCK this _____ day of ____________ 19__.





__________________________________________________

                               [EAGLE LOGO]
                      PREFERRED STOCK, $100 PAR VALUE
                DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC.

Certificate                                                         Shares
  **   **                                                          **    **

         INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH DAKOTA

     THIS IS TO CERTIFY THAT *SPECIMEN* is the owner of _________________ ____________________________ (____________) fully paid and non-assessable shares of non-membership Preferred Stock, $100 par value, of

                DAKOTA COOPERATIVE TELECOMMUNICATIONS, INC.

transferable only upon the prior written consent of the Cooperative and only by the holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

          The Cooperative will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class of capital stock of the Cooperative authorized for issuance, as well as the designation, relative rights, preferences and limitations of each series of any class of capital stock so far as the same may have been prescribed and the authority of the board to designate and prescribe the relative rights, preferences and limitations of other series. The shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and Bylaws of the Cooperative, and all amendments thereto, and the provisions of a certain Agreement dated November 27, 1996, a copy of which is on file with the Cooperative, to all of which the holder by acceptance hereof assents.

     WITNESS the signatures of the Cooperative's duly authorized officers.

          Dated: ______________, 19__


________________________________             ______________________________
Secretary                                    President

THIS CERTIFICATE OF PREFERRED STOCK IS NOT TRANSFERABLE, EXCEPT UPON THE EXPRESS WRITTEN CONSENT OF THE COOPERATIVE.

THIS CERTIFICATE IS SUBJECT TO ALL THE TERMS, CONDITIONS AND LIMITATIONS CONTAINED IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COOPERATIVE AND ALL AMENDMENTS THERETO AND THE TERMS OF A CERTAIN AGREEMENT DATED NOVEMBER 27, 1996, A COPY OF WHICH IS ON FILE WITH THE COOPERATIVE.

THE COOPERATIVE HAS OFFERED AND SOLD THESE SHARES PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE FEDERAL AND STATE SECURITIES LAWS. THE HOLDER OF THE SHARES MAY NOT SELL OR TRANSFER THE SHARES UNLESS THE SALE OR TRANSFER IS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE FEDERAL AND APPLICABLE STATE SECURITIES LAWS, AND ONLY WITH THE PRIOR WRITTEN CONSENT OF THE COOPERATIVE AS PROVIDED ABOVE.




          FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN, AND TRANSFER UNTO ___________________________________
     _____________________________________________________________
     SHARES OF THE PREFERRED STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE
     SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED _______________________, 19_____

                                  ________________________________
     IN PRESENCE OF

     ________________________________


     THIS CERTIFICATE OF PREFERRED STOCK IS NOT TRANSFERABLE, EXCEPT UPON THE EXPRESS WRITTEN CONSENT OF THE COOPERATIVE.

     THIS CERTIFICATE IS SUBJECT TO ALL THE TERMS, CONDITIONS AND LIMITATIONS CONTAINED IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COOPERATIVE AND ALL AMENDMENTS THERETO AND THE TERMS OF A CERTAIN AGREEMENT DATED NOVEMBER 27, 1996, A COPY OF WHICH IS ON FILE WITH THE COOPERATIVE.

     THE COOPERATIVE HAS OFFERED AND SOLD THESE SHARES PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE FEDERAL AND STATE SECURITIES LAWS. THE HOLDER OF THE SHARES MAY NOT SELL OR TRANSFER THE SHARES UNLESS THE SALE OR TRANSFER IS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE FEDERAL AND APPLICABLE STATE SECURITIES LAWS, AND ONLY WITH THE PRIOR WRITTEN CONSENT OF THE COOPERATIVE AS PROVIDED ABOVE.